SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 1998
                                                         ----------------

                         ARIZONA PUBLIC SERVICE COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Arizona                       1-4473                86-0011170
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)       Identification Number)


  400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85004
  --------------------------------------------------------        -----
          (Address of principal executive offices)              (Zip code)



                                 (602) 250-1000
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              (Registrant's telephone number, including area code)



                                      NONE
                   -----------------------------------------
          (Former name or former address, if changed since last report)

Item 7.        Financial Statement, Pro Forma Financial Information and Exhibits
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               (c)    Exhibits.

                The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-15379 and 333-27551) which were declared effective on November 14, 1996 and August 12, 1997, respectively.

Exhibit
No.            Description
-------        -----------

1.2 Underwriting Agreement and related Terms Agreement, each dated January 13, 1998, in connection with the offering of $100,000,000 of 6-1/4% Notes Due 2005.

4.3 First Supplemental Indenture dated as of January 15, 1998, relating to the issuance of $100,000,000 of 6-1/4% Notes Due 2005.

4.4            Specimen of Note of 6-1/4% Notes Due 2005.

4.10 Indenture dated as of January 15, 1998 among the Company and The Chase Manhattan Bank, as Trustee, relating to Senior Debt Securities.

12.2           Computation of Ratio of Earnings to Fixed Charges.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                      ARIZONA PUBLIC SERVICE COMPANY
                                               (Registrant)




Dated: January 15, 1998               By:   Michael V. Palmeri
                                          --------------------------------------
                                          Michael V. Palmeri
                                          Treasurer
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